UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 30, 2021

NOCTURNE ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40259	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7244 Carrizo Drive,

La Jolla, CA 92037

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 858-228-7142

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one ordinary share, $0.0001 par value, and one right	MBTCU	The Nasdaq Stock Market LLC

Ordinary shares included as part of the units	MBTC	The Nasdaq Stock Market LLC

Rights included as part of the units	MBTCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 5, 2021, Nocturne Acquisition Corporation (the “Company”) consummated its initial public offering (“IPO”) of 10,000,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), and one right to receive one-tenth (1/10) of one Ordinary Share upon consummation of the Company’s initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $100,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-252852) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 8, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated March 30, 2021, by and among the Company and Chardan Capital Markets, LLC, as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Rights Agreement, dated March 30, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated March 30, 2021, by and among the Company, its officers, its directors and the Company’s sponsor, Nocturne Sponsor, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated March 30, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated March 30, 2021, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	An Unit Subscription Agreement, dated March 30, 2021 (the “Private Placement Unit Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated March 30, 2021 (the “Administrative Services Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Unit Purchase Agreement, the Company completed the private sale of an aggregate of 450,000 Units (the “Private Placement Units”) to the Sponsor at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $4,500,000. The Private Placement Units (and the underlying securities) are identical to the Units sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2), Regulation D and/or Regulation S of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of March 30, 2021, the following individuals were appointed to the board of directors of the Company: Etienne Snyman, Marcus Vincent Gomez, and Kashan Zaheer Piracha. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On March 31, 2021, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands General Registry, effective as of March 30, 2021. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $101,000,000, comprised of $97,907,056 of the proceeds from the IPO (which amount includes $3,500,000 of the underwriter’s deferred discount) and $3,092,944 of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly tendered in connection with a shareholder vote to amend the Amended and Restated Memorandum and Articles of Association to (A) modify the substance or timing of its obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 12 months from the closing of the IPO, unless such period is extended to up to 18 months as further described in the Registration Statement or (B) with respect to any other provision relating to shareholders’ rights or pre-business combination activity, and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 12 months from the closing of the IPO, unless such period is extended to up to 18 months as further described in the Registration Statement, subject to applicable law.

On March 30, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On April 5, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 30, 2021, by and among the Company and Chardan Capital Markets, LLC.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Rights Agreement, dated March 30, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent.
10.1	Letter Agreement, dated March 30, 2021, by and among the Company, its officers, directors, and Nocturne Sponsor, LLC.
10.2	Investment Management Trust Agreement, March 30, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated March 30, 2021, by and among the Company and certain security holders.
10.4	Private Placement Units Purchase Agreement, dated March 30, 2021, by and between the Company and Nocturne Sponsor, LLC.
10.5	Administrative Services Agreement, dated March 30, 2021, by and between the Company and Nocturne Sponsor, LLC
99.1	Press Release, dated March 30, 2021.
99.2	Press Release, dated April 5, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCTURNE ACQUISITION CORPORATION

	By:	/s/ Henry Monzon
Name: Henry Monzon
Title: Chief Executive Officer

Dated: April 5, 2021

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